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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


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               Date of report (Date of earliest event reported):
                     DECEMBER 10, 2003 (DECEMBER 8, 2003)


                               AURORA FOODS INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                      001-14255               94-3303521
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)      (I.R.S. EMPLOYER
    OF INCORPORATION OR                                  IDENTIFICATION NUMBER)
       ORGANIZATION)


    11432 LACKLAND ROAD
    ST. LOUIS, MISSOURI                                           63146
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                         (ZIP CODE)


                               (314) 801 - 2300
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                      N/A
      (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF APPLICABLE)


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         On December 8, 2003, Aurora Foods Inc. (the "Company") and its subsidiary Sea Coast Foods, Inc. (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") (Case Nos. 03-13744 (MFW) and 03-13745
(MFW)). The filing by the Debtors in the Bankruptcy Court is intended to implement the Company's previously announced financial restructuring and is a significant step towards consummation of its pending merger with Pinnacle Foods Holding Corporation. The Debtors remain in possession of their assets and properties and will continue to operate their businesses as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

         On December 8, 2003, the Company issued a press release relating to the foregoing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Debtors' joint reorganization plan and the disclosure statement in respect thereto are attached hereto as Exhibits 2.1 and 99.2, respectively, and are incorporated herein by reference.


ITEM 7.  EXHIBITS.


(c) Exhibits.

Exhibit No.         Description

2.1 Joint Reorganization Plan, dated December 8, 2003 of Aurora Foods Inc. and Sea Coast Foods, Inc.

99.1                Press release, dated December 8, 2003

99.2 Disclosure Statement, dated December 8, 2003, with Respect to Joint Reorganization Plan of Aurora Foods Inc. and Sea Coast Foods, Inc.


                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AURORA FOODS INC.


                                   By:      /s/ Richard A. Keffer
                                        ------------------------------
                                   Name:    Richard A. Keffer
                                   Title:   General Counsel and Secretary



December 8, 2003




                               AURORA FOODS INC.
                          CURRENT REPORT ON FORM 8-K
                        REPORT DATED DECEMBER 10, 2003



                                 EXHIBIT INDEX

Exhibit No.         Description

2.1 Joint Reorganization Plan, dated December 8, 2003 of Aurora Foods Inc. and Sea Coast Foods, Inc.

99.1                Press release, dated December 8, 2003

99.2 Disclosure Statement, dated December 8, 2003, with Respect to Joint Reorganization Plan of Aurora Foods Inc. and Sea Coast Foods, Inc.